Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Universal Hospital Services, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2007, as filed with the Securities and Exchange Commission (the "Report"), I, Gary D. Blackford, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gary D. Blackford
     Gary D. Blackford
     Chairman of the Board and
     Chief Executive Officer
     November 12, 2007

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